First Citizens BancShares First Quarter 2021 Earnings Conference Call April 28, 2021

® 2 Forward Looking Statements • This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 regarding the financial condition, results of operations, business plans and future performance of BancShares. Words such as “anticipates,” “believes,” “estimates,” “expects,” “predicts,” “forecasts,” “intends,” “plans,” “projects,” “targets,” “designed,” “could,” “may,” “should,” “will,” “potential” or “continue” or other similar words and expressions are intended to identify these forward-looking statements. These forward-looking statements are based on BancShares’ current expectations and assumptions regarding BancShares’ business, the economy, and other future conditions. • Because forward-looking statements relate to future results and occurrences, they are subject to inherent risks, uncertainties, changes in circumstances and other factors that are difficult to predict. Many possible events or factors could affect BancShares’ future financial results and performance and could cause the actual results, performance or achievements of BancShares to differ materially from any anticipated results expressed or implied by such forward-looking statements. Such risks and uncertainties include, among others, the impacts of the global COVID-19 pandemic on BancShares’ business, and customers, the financial success or changing conditions or strategies of BancShares’ customers or vendors, fluctuations in interest rates, actions of government regulators, the availability of capital and personnel, the delay in closing (or failure to close) one or more of BancShares’ previously announced acquisition transaction(s), the failure to realize the anticipated benefits of BancShares’ previously announced acquisition transaction(s), and general competitive, economic, political, and market conditions, as well as risks related to the proposed transaction with CIT including, in addition to those described above and among others, (1) the risk that the cost savings, any revenue synergies and other anticipated benefits of the proposed transaction may not be realized or may take longer than anticipated to be realized, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the condition of the economy and competitive factors in areas where BancShares and CIT do business, (2) disruption to BancShares’ and CIT’s businesses as a result of the announcement and pendency of the proposed transaction and diversion of management’s attention from ongoing business operations and opportunities, (3) the occurrence of any event, change or other circumstances that could give rise to the right of one or both of the parties to terminate the definitive merger agreement, (4) the risk that the integration of BancShares’ and CIT’s operations will be materially delayed or will be more costly or difficult than expected or that BancShares and CIT are otherwise unable to successfully integrate their businesses, (5) the outcome of any legal proceedings that may be or have been instituted against BancShares and/or CIT, (6) the failure to obtain required governmental approvals (and the risk that such approvals may result in the imposition of conditions that could adversely affect the combined company or the expected benefits of the proposed transaction), (7) reputational risk and potential adverse reactions of BancShares’ and/or CIT’s customers, suppliers, employees or other business partners, including those resulting from the announcement or completion of the proposed transaction, (8) the failure of any of the closing conditions in the definitive merger agreement to be satisfied on a timely basis or at all, (9) delays in closing the proposed transaction, (10) the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events, (11) the dilution caused by BancShares’ issuance of additional shares of its capital stock in connection with the proposed transaction, (12) general competitive, economic, political and market conditions, (13) other factors that may affect future results of BancShares and CIT including changes in asset quality and credit risk, the inability to sustain revenue and earnings growth, changes in interest rates and capital markets, inflation, customer borrowing, repayment, investment and deposit practices, the impact, extent and timing of technological changes, capital management activities, and other actions of the Federal Reserve Board and legislative and regulatory actions and reforms, and (14) the impact of the global COVID-19 pandemic on CIT’s business, the parties’ ability to complete the proposed transaction and/or any of the other foregoing risks. • Except to the extent required by applicable laws or regulations, BancShares disclaims any obligation to update such factors or to publicly announce the results of any revisions to any of the forward-looking statements included herein to reflect future events or developments. Further information regarding BancShares and factors which could affect the forward-looking statements contained herein can be found in BancShares’ Annual Report on Form 10-K for the fiscal year ended December 31, 2020 and its other filings with the Securities and Exchange Commission.

® ▪ Continuing to work with regulators (FDIC & Federal Reserve) on remaining approvals. ▪ Anticipated closing date is mid-2021. ▪ Developing conversion plans for operational conversions in 2022. 3 1Q21 Accomplishments Update on CIT Group Merger Next Steps ▪ The core merger and integration management team continue to meet regularly to guide organizational design and oversee integration planning. ▪ Technology and Business Unit Integration plans are finalized. ▪ Received regulatory approval from the North Carolina Commissioner of Banks on February 5, 2021. ▪ Received shareholder approval on February 9, 2021.

® Current Quarter vs. Linked Quarter ▪ Pre-provision net revenue was relatively flat as noninterest income grew and expense declined, but was partially offset by a decline in net interest income primarily attributable to lower SBA-PPP interest and fee income. ▪ Continued low net charge-offs, strong credit performance, and improved macroeconomic factors led to an $11.0 million credit in provision for credit losses. ▪ The effective tax rate for 4Q20 was favorably impacted by an allowable alternative for computing the 2020 federal income tax liability related to prior FDIC- assisted acquisitions. ▪ Net income available to common shareholders totaled $142.7 million or $14.53 per share in 1Q21 compared to $133.4 million or $13.59 per share in 4Q20. Current Quarter vs. Same Quarter-Year Ago ▪ Pre-provision net revenue increased $77.9 million primarily due to a $67.4 million favorable change in the fair market value adjustment on our marketable equity securities portfolio. ▪ Continued low net charge-offs, strong credit performance, and improved macroeconomic factors led to a decrease in provision for credit losses. 1Q20 included a $21.5 million reserve build related to uncertainty surrounding COVID-19. ▪ Net income available to common shareholders totaled $142.7 million or $14.53 per share in 1Q21 compared to $57.2 million or $5.46 per share in 1Q20. Change vs. 4Q20 1Q20 $ in thousands 1Q21 4Q20 1Q20 $ % $ % Net interest income $ 339,652 $ 358,716 $ 338,400 $ (19,064) (5.3) % $ 1,252 0.4 % Noninterest income 136,649 126,765 64,011 9,884 7.8 72,638 113.5 Noninterest expense 295,926 305,373 299,971 (9,447) (3.1) (4,045) (1.3) Pre-provision net revenue(1) 180,375 180,108 102,440 267 0.1 77,935 76.1 Provision for credit losses (10,974) 5,403 28,355 (16,377) (303.1) (39,329) (138.7) Income before taxes 191,349 174,705 74,085 16,644 9.5 117,264 158.3 Income taxes 44,033 36,621 16,916 7,412 20.2 27,117 160.3 Net income 147,316 138,084 57,169 9,232 6.7 90,147 157.7 Preferred dividends 4,636 4,636 — — — 4,636 100.0 Net income available to common shareholders $ 142,680 $ 133,448 $ 57,169 $ 9,232 6.9% $ 85,511 149.6 % Key Ratios & Metrics 1Q21 4Q20 1Q20 Earnings per share $ 14.53 $ 13.59 $ 5.46 Return on average assets 1.16% 1.11% 0.57 % Return on average equity 14.70 14.02 6.34 Net interest margin 2.80 3.02 3.55 Efficiency ratio (1) 63.35 64.28 67.18 Net charge-off ratio (1) (2) 0.04 0.07 0.10 Effective tax rate 23.01 20.96 22.83 4 Highlights (1) For a reconciliation of this measure to the most directly comparable GAAP measure, please see Appendix. (2) Net charge-off ratio shown net of SBA-PPP loans that are guaranteed by the SBA. • Lower PCD interest income of $7.7 million. ◦ + $5.8 million wealth income ◦ +$0.3 million insurance commissions ◦ + $1.8 million cardholder services income ◦ -$3.0 million merchant services income ◦ -$0.1 million ATM income Earnings Highlights Current Quarter vs. Linked Quarter ▪ Net interest income includes $30.9 million and $42.2 million of SBA-PPP interest and fee income in 1Q21 and 4Q20, respectively. ▪ Noninterest income was favorably impacted by a $4.6 million increase in wealth management services, a $2.8 million increase in merchant services, and a $1.5 million increase in mortgage income. ▪ The effective tax rate for 4Q20 was favorably impacted by an allowable alternative for computing the 2020 federal income tax liability related to prior FDIC-assisted acquisitions. ▪ Earnings per share totaled $14.53 in 1Q21 compared to $13.59 in 4Q20. Current Quarter vs. Same Quarter-Year Ago ▪ Net interest income includes $30.9 million of SBA-PPP interest and fee income in 1Q21. Without SBA-PPP interest and fee income, net interest income declined driven by the low interest rate environment. ▪ Provision for credit loss decreased primarily due to improved macroeconomic factors. Additionally, 1Q20 included $21.5 million in reserve build related to uncertainty surrounding COVID-19. ▪ Noninterest income was favorably impacted by a $67.4 million increase in fair value adjustments on equity securities, a $7.8 million increase in mortgage income, and a $5.8 million increase in wealth management services, partially offset by a $10.6 million decrease in gain on sale of AFS securities. ▪ Earnings per share totaled $14.53 in 1Q21 compared to $5.46 in 1Q20.

® Current Quarter vs. Linked Quarter • Net interest income (1) decreased $19.1 million, or by 5.3%. • Decrease primarily due to a $21.7 million decline in loan interest income. $12.2 million of the decrease was related to interest and fee income earned on SBA-PPP loans due to lower forgiveness activity during the quarter. • Net interest margin decreased 22 bps to 2.80%. See next page for margin rollforward. Current Quarter vs. Same Quarter-Year Ago • Net interest income (1) increased $1.1 million, or by 0.3%. • Increase primarily due to interest and fee income on SBA-PPP loans, organic loan growth, and lower rates paid on interest-bearing deposits; partially offset by a decline in the yield on interest-earning assets. • Lower interest expense on deposits was driven by a decline in rates paid on maturing time deposits and money market accounts. • Net interest margin decreased 75 bps to 2.80%. See next page for margin rollforward. Quarterly Net Interest Income and Margin Trends Change vs. 1Q21 4Q20 1Q20 4Q20 1Q20 Avg. Balance Yield/ Rate Avg. Balance Yield/ Rate Avg. Balance Yield/ Rate Yield/ Rate Yield/ Rate Loans and leases $ 33,086,656 3.92% $ 32,964,390 4.12% $ 29,098,101 4.46% (0.20) % (0.54) % Investment securities 9,757,650 1.27 9,889,124 1.26 7,453,159 2.13 0.01 (0.86) Overnight investments 5,870,973 0.10 4,069,309 0.10 1,453,081 1.25 — (1.15) Total interest-earning assets $ 48,715,279 2.93% $ 46,922,823 3.17% $ 38,004,341 3.88% (0.24) % (0.95) % Interest-bearing deposits 26,021,713 0.14% 24,466,229 0.18% 21,560,655 0.45% (0.04) % (0.31) % Securities sold under customer repurchase agreements 641,236 0.21 684,311 0.22 474,231 0.38 (0.01) (0.17) Other short-term borrowings — — — — 157,759 2.02 — (2.02) Long-term borrowings 1,235,576 2.12 1,250,682 2.13 961,132 2.35 (0.01) (0.23) Total interest-bearing liabilities $ 27,898,525 0.23% $ 26,401,222 0.27% $ 23,153,777 0.54% (0.04) % (0.31) % 5 ▪ Net interest margin decreased 22 bps from 3.02% to 2.80%. Core net interest margin decreased 14 bps from 2.76% to 2.62%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 20 bps from 4.04% to 3.84% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 1 bps from 1.26% to 1.27%. ▪ Yield on interest earning assets decreased 24 bp from 3.17% to 2.93%. ▪ Rate on interest bearing liabilities decreased (4) bps from 0.27% to 0.23% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Rate/Volume Analysis ($ in thousands) Highlights $339,174 $337,965 $354,256 $359,370 $340,271 $320,630 $323,524 $339,260 $347,651 $329,407 $18,544 $14,441 $14,996 $11,719 $10,864 3.55% 3.14% 3.06% 3.02% 2.80% NII (exc. PCD) PCD NII NIM 1Q20 2Q20 3Q20 4Q20 1Q21 $200,000 $300,000 $400,000 $500,000 0.00% 1.00% 2.00% 3.00% 4.00% Net Interest Income & Margin (1) 4Q20 NIM 1Q20 NIM 3.02% 3.55 % Core: Loan yield (0.07) % (0.64) % Investment yield/mix — % (0.17) % Overnight investment yield (0.05) % Debt volume — % (0.02) % Deposit costs 0.02% 0.15 % Earning asset mix (0.1) % PCD/Other: PCD portfolio income — % (0.02) % SBA-PPP yield (0.07) % 0.18% 1Q21 NIM 2.80% 2.80% (1) Tax-equivalent (TE) net income, TE yields and TE net interest margin presented above.

® Net Interest Margin Rollforward - Drivers of Margin Compression 6 ▪ Net interest margin decreased 22 bps from 3.02% to 2.80%. Core net interest margin decreased 14 bps from 2.76% to 2.62%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 20 bps from 4.04% to 3.84% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 1 bps from 1.26% to 1.27%. ▪ Yield on interest earning assets decreased 24 bp from 3.17% to 2.93%. ▪ Rate on interest bearing liabilities decreased (4) bps from 0.27% to 0.23% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Highlights 4Q20 NIM 1Q20 NIM 3.02% 3.55 % Core: Loan yield (0.07) % (0.64) % Investment yield/mix — % (0.17) % Overnight investment yield (0.05) % Debt volume — % (0.02) % Deposit costs 0.02% 0.15 % Earning asset mix (0.1) % PCD/Other: PCD portfolio income — % (0.02) % SBA-PPP yield (0.07) % 0.18% 1Q21 NIM 2.80% 2.80% 4Q20 to 1Q21 3.02% (10) bps (7) bps (7) bps +2 bps 2.80% 4Q20 Earning Asset Mix SBA-PPP Loan Yield Deposit Cost 1Q21 1Q20 to 1Q21 3.55% (45) bps (39) bps (17) bps (4) bps +18 bps +11 bps +1 bps 2.80% 1Q20 Loan Yield Earning Asset Mix Investment Yield Overnight Yield Deposit Costs SBA- PPP Debt Rate/Mix 1Q21 Current Quarter vs. Linked Quarter ▪ 22 bps decline comprised of: ▪ ~ (10) bps related to earning asset mix; ▪ ~ (7) bps related to SBA-PPP yield; ▪ ~ (7) bps related to loan yield; partially offset by: ▪ ~ 2 bps related to lower deposit costs. Current Quarter vs. Same Quarter-Year Ago ▪ 75 bps decline comprised of: ▪ ~ (45) bps related to loan yield; ▪ ~ (39) bps related to earning asset mix; ▪ ~ (17) bps related to investment yield; ▪ ~ (4) bps related to overnight investment yield; partially offset by: ▪ ~ 18 bps related to lower deposit costs; ▪ ~ 11 bps related to SBA-PPP yield; ▪ ~ 1 bp related to debt rate/mix. NIM Rollforwards

® Current Quarter vs. Linked Quarter Noninterest income increased by $9.9 million primarily due to: ▪ $4.6 million increase in wealth management services driven by increases in advisory and transaction fees, assets under management, and annuity fees; ▪ $2.8 million increase in merchant services driven by an increase in volume and the net rate received; ▪ $1.5 million increase in mortgage income driven primarily by a $3.1 million reversal of previously recorded MSR impairment as interest rates increased; ▪ $1.0 million increase in other income (non-core) driven by a $3.9 million increase in gain on sale of AFS securities, partially offset by a $2.9 million decrease in fair value adjustments on marketable equity securities. Current Quarter vs. Same Quarter-Year Ago Noninterest income increased by $72.6 million primarily due to: ▪ $56.8 million increase in other income (non-core) driven by a $67.4 million favorable change in the fair market value adjustment on our marketable equity securities portfolio, partially offset by a decrease in gain on sale of AFS securities; ▪ $7.8 million increase in mortgage income driven by MSR impairment recorded in 1Q20 and subsequent reversal in 1Q21. Additionally, production and sales volume increased; ▪ $5.8 million increase in wealth management services driven by increases in advisory and transaction fees, assets under management, and annuity fees; partially offset by: ▪ $4.9 million decrease in service charges on deposits driven by elevated customer deposit balances. Noninterest Income Trends Excluding Non-Core Activity(1) ($ in 000) Noninterest Income Summary ($ in millions) Noninterest income category totals might not foot due to rounding. (1) Other income (non-core) includes fair value adjustments on marketable equity securities, realized gains (losses) on AFS securities, and gains (losses) on extinguishment of debt. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. Highlights 7 $64 $165 $121 $127 $137 $(32) $78 $19 $24 $25$14 $14 $15 $16 $16 $5 $10 $13 $11 $13 $6 $5 $7 $6 $9 $18 $18 $20 $19 $20 $27 $18 $21 $23 $22 $26 $22 $26 $28 $32 Other income (non-core) Other income (core) Mortgage Merchant services (net) Cardholder services (net) Service charges on deposits Wealth management services 1Q20 2Q20 3Q20 4Q20 1Q21 Core: $96 Core: $87 Core: $102 Core: $103 Core: $112 (1) Noninterest income category totals might not foot due to rounding. (1) Other income (non-core) includes FMV adjustments on marketable equity securities, realized gains (losses) on AFS securities, and acquired recoveries (that prior to the adoption of CECL were reported in noninterest income.)

® Noninterest Income Trends Excluding Non-Core Activity(1) ($ in 000) Noninterest Expense Summary ($ in millions) Noninterest expense category totals might not foot due to rounding. (1) Other expenses (non-core) include merger-related expense and intangible amortization. (2) For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. Highlights 8 $300 $292 $292 $305 $296 $184 $177 $179 $182 $184 $55 $58 $57 $61 $59 $53 $49 $49 $53 $43 $8 $8 $7 $9 $10 Personnel Occupancy & equipment Other expenses (core) Other expenses (non-core) 1Q20 2Q20 3Q20 4Q20 1Q21 Core: $292 Core: $284 Core: $285 Core: $296 Core: $286 1Q20 2Q20 3Q20 4Q20 1Q21 Efficiency Ratio 67.18% 66.75% 62.44% 64.28% 63.35 % Efficiency Ratio Trending (2) (1) Current Quarter vs. Linked Quarter Noninterest expense decreased by $9.4 million primarily due to: ▪ $9.8 million decrease in other expenses (core) driven by lower losses on the sale of OREO, consultant services, and other general & administrative expenses. Efficiency ratio was 63.35% in 1Q21, down from 64.28% in 4Q20. The decrease was due to higher core noninterest income and lower core noninterest expense, partially offset by lower SBA-PPP income. Current Quarter vs. Same Quarter-Year Ago Noninterest expense decreased by $4.0 million primarily due to: ▪ $9.8 million decrease in other expenses (core) driven by lower losses on the sale of OREO, consultant services, advertising expense, and other general & administrative expenses, partially offset by higher processing fees paid to third parties; partially offset by: ▪ $4.2 million increase in occupancy & equipment primarily driven by software depreciation and maintenance and cleaning expenses due to COVID-19; ▪ $1.8 million increase in other expenses (non-core) driven primarily by CIT merger expenses. Efficiency ratio was 63.35% in 1Q21, down from 67.18% in 1Q20. The decrease was due to SBA-PPP interest and fee income and higher core noninterest income. Noninterest expense category totals might not foot due to rounding. (1) Other expenses (non-core) include merger expenses and intangible amortization.

® Highlights 9 Balance Sheet Highlights & Key Financial Ratios $ in millions Change vs. 1Q21 4Q20 1Q20 4Q20 1Q20 Assets Cash and due from banks $ 410 $ 362 $ 454 $ 48 $ (44) Overnight investments 7,589 4,347 689 3,242 6,900 Investment securities 10,222 9,923 8,845 299 1,377 Loans held for sale 129 125 76 4 53 Non-PCD loans 32,748 32,329 28,681 419 4,067 PCD loans 433 463 560 (30) (127) Loans and leases 33,181 32,792 29,241 389 3,940 Less allowance for credit losses (211) (224) (209) 13 (2) Net loans and leases 32,970 32,568 29,032 402 3,938 Other assets 2,589 2,633 2,498 (44) 91 Total assets $ 53,909 $ 49,958 $ 41,594 $ 3,951 $ 12,315 Liabilities and shareholders' equity Noninterest-bearing deposits $ 20,515 $ 18,014 $ 13,689 $ 2,501 $ 6,826 Interest-bearing deposits 26,816 25,418 21,658 1,398 5,158 Total deposits 47,331 43,432 35,347 3,899 11,984 Other liabilities 2,256 2,297 2,290 (41) (34) Shareholders' equity 4,322 4,229 3,957 93 365 Total liabilities and shareholders' equity $ 53,909 $ 49,958 $ 41,594 $ 3,951 $ 12,315 Key Financial Ratios Book value per share $ 405.59 $ 396.21 $ 351.90 $ 9.38 $ 53.69 Tangible book value per share 367.07 357.35 313.72 9.72 53.35 Loan to deposit ratio 70.10% 75.50% 82.73% (5.40) % (12.63) % ACL to total loans and leases: PCD 5.30 5.18 4.80 0.12 0.50 Non-PCD (1) 0.63 0.67 0.64 (0.04) (0.01) Total (1) 0.69 0.74 0.72 (0.05) (0.03) Noninterest bearing deposits to total deposits 43.34 41.48 38.73 1.86 4.61 (1) Allowance ratio excludes SBA-PPP loans in the denominator. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. (2) Acquired banks include Gwinnett. 1Q21 vs 4Q20 ▪ Overnight investments increased $3.2 billion funded primarily by deposit growth. ▪ Loans increased $389 million, or by 4.8% on an annualized basis, primarily due to a $364 million increase in SBA-PPP loans as second round fundings outpaced forgiveness payments. Excluding SBA-PPP loans, loans increased by 0.3% on an annualized basis. ▪ Deposits increased $3.9 billion, or by 36.4% on an annualized basis, driven by organic growth, stimulus checks, and SBA-PPP loan fundings. 1Q21 vs 1Q20 ▪ Overnight investments and investment securities increased by $6.9 billion and $1.4 billion, respectively, funded primarily by deposit growth. New investment purchases were primarily in MBS and CMO. ▪ Loans increased $3.9 billion, or by 13.5%, primarily due to $2.8 billion in SBA-PPP loans and $1.2 billion in organic growth (4.0% YoY growth). ▪ Deposits increased $12.0 billion, or by 33.9%, driven by organic growth, stimulus checks, and SBA-PPP loan fundings. • $10.7 billion in organic growth primarily driven by increases of $5.5 billion in demand deposits, $2.6 billion in checking with interest accounts, $2.4 billion in money market accounts and $1.0 billion in savings accounts, partially offset by a decrease of $891 million in time deposits. ▪ Other liabilities decreased $34 million primarily due to unsettled investment purchases that resulted in an outstanding payable of $662 million in February 2020, a decrease in FHLB borrowings of $144 million, and a decrease in the FDIC clawback liability of $15 million, partially offset by net proceeds from subordinated debentures issued in March 2020 of $346 million and growth in customer repurchase agreements of $140 million. for intra quarter months: 1Q21 vs 4Q20 ▪ Overnight investments and investment securities increased $3.2 billion and $299 million, respectively, funded primarily by growth in demand deposits. New investments consist primarily of MBS's and CMO's. ▪ Loans increased $389 million, or by 4.8% annualized, primarily due to $2.8 billion in SBA-PPP loans and $0.0 billion in organic growth (0.3% annualized). ▪ Deposits increased $3.9 billion, or by 36.4% annualized, driven by $3.5 billion in organic growth (32.9% annualized) and $0.4 billion in estimated SBA-PPP deposits. ▪ The ratio of noninterest bearing deposits to total deposits increased by 1.86% driven by a $5.2 billion increase in noninterest bearing commercial checking balances. (1) Loan to deposit ratio excluding PPP loans and deposit balances would be 66.07%. for quarter end months: 1Q21 vs 4Q20 ▪ Overnight investments increased $3,242 million, funded primarily by growth in demand deposits. ▪ Loans increased $389 million, or by 4.7% annualized, primarily due to $364 million in SBA-PPP loan forgiveness, partially offset by $25 million in organic growth (0.3% annualized). The $25 million in organic growth was driven by growth in owner-occupied commercial real estate loans. ▪ Deposits increased $3.9 billion, or by 35.7% annualized, driven by growth in checking with interest accounts of $0.2 billion. (1) Loan to deposit ratio excluding SBA-PPP loans and deposit balances would be 66.07% and 72.60% for 4Q20 and 3Q20, respectively.

® $29,241 $32,418 $32,845 $32,792 $33,181 $18,887 $19,072 $19,501 $20,152 $20,327 $9,794 $9,731 $9,735 $9,771 $9,651 $560 $531 $496 $463 $433 $3,084 $3,113 $2,406 $2,770 Commercial Consumer PCD loans SBA-PPP 1Q20 2Q20 3Q20 4Q20 1Q21 $0 $3,000 $6,000 $9,000 $12,000 $15,000 $18,000 $21,000 $24,000 $27,000 $30,000 $33,000 Loan Composition ($ in millions) Loans and Leases 10 Loan category totals might not foot due to rounding. (1) Adjusted for SBA-PPP and acquisitions. For a reconciliation of this measure to the most directly comparable GAAP measure, please see the Appendix. (2) Acquired banks include Community Financial Holding Company, Inc. ("Community Financial") and its bank subsidiary, Gwinnett Community Bank. 9.5% 1.6% 30.0% 58.9% 9.5% 1.5% 29.6% 59.4% 7.3% 1.4% 29.8% 61.5% 8.4% 1.3% 29.1% 61.3% Highlights Year to Date Annualized and Year over Year Growth Total Loans 1Q21 vs. 4Q20: 4.8% Adjusted Loans(1) 1Q21 vs. 4Q20: 0.3% Total Loans 1Q21 vs. 1Q20: 13.5% Adjusted Loans(1) 1Q21 vs. 1Q20: 4.0% 1Q21 vs. 4Q20 ▪ Loans increased $389 million, or by 4.8% on an annualized basis, primarily due to a $364 million net increase in SBA- PPP loans. 1Q21 vs. 1Q20 ▪ Loans increased $3.9 billion, or by 13.5%, primarily due to $2.8 billion in SBA-PPP loans and $1.2 billion in organic growth driven primarily by owner-occupied commercial real estate loans. Year to Date Annualized and Year over Year Growth Total Loans 1Q21 vs. 4Q20: 4.8% Adjusted Loans(1) 1Q21 vs. 4Q20: 0.3% Total Loans 1Q21 vs. 1Q20: 13.5% Adjusted Loans(1) 1Q21 vs. 1Q20: 4.0% 1Q21 vs. 4Q20 ▪ Loans increased $0.4 billion, or by 4.8% on an annualized basis, primarily due to $0.4 billion in SBA-PPP loans and $— billion in organic growth. ▪ Excluding the net impact of SBA-PPP loans, divestitures, and acquisitions, total loan growth was $— billion, or 0.3% annualized. ▪ Commercial loan growth was driven primarily by an increase in owner-occupied commercial real estate. 1.9% 33.5% 64.6% Quarter to Date Annualized and Year over Year Growth Total Loans 1Q21 vs. 4Q20: 4.7% Adjusted Loans(1) 1Q21 vs. 4Q20: 0.3% Total Loans 1Q21 vs. 1Q20: 13.5% Adjusted Loans(1) 1Q21 vs. 1Q20: 4.0% 1Q21 vs. 4Q20 ▪ Loans increased $389 million, or by 0.6% on an annualized basis, primarily due to $364 million in SBA-PPP loan forgiveness, partially offset by $25 million in organic growth. ▪ Commercial loan growth was driven primarily by owner-occupied commercial real estate loans. Loan category totals might not foot due to rounding. (1) Adjusted for SBA-PPP. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. (2) Acquired banks include Gwinnett. 1.9% 33.5% 64.6% 1Q20

® ▪ The first round of the SBA-PPP loan program provided loans totaling $3.2 billion to approximately 23,000 customers. ▪ The interest rate was 1.00%, while the repayment period was 24 months. ▪ Total fees, net of origination expenses, were $110.1 million, with a weighted average fee of 3.65%. ▪ The second round of the SBA-PPP loan program began in January 2021 and has provided loans totaling $1.1 billion to approximately 9,600 customers as of March 2021. ▪ The interest rate is 1.00%, while the repayment period is 60 months. ▪ Total fees, net of origination expenses, through the first quarter of 2021 were $49.9 million, with a weighted average fee of 4.71%. ▪ For the second round, fee income is based on the size of the loan and ranges from 1% to 5% of the originated loan balance for loans greater than $50,000. For loans less than $50,000, the fee is calculated as 50% of the originated loan balance or $2,500, whichever is less. Highlights Paycheck Protection Program 11 ▪ The first round of the SBA-PPP loan program provided loans totaling $3.2 billion to approximately 23,000 customers. The second round of the SBA-PPP loan program began in January 2021 and has provided loans totaling $1.1 billion to approximately 9,600 customers as of March 2021. ▪ The interest rate for both rounds was/is 1.00%, while the repayment period was 24 months for Round 1 loans and is 60 months for Round 2. ▪ Round 1 total fees, net of origination expenses, were $110.1 million, with a weighted average fee of 3.65% (fees on loans ranged from 1% - 5% depending on size). This fee is being recognized as part of interest income using the effective yield method over the contractual loan lives. ▪ Round 2 total fees, net of origination expenses, through March 2021 were $49.9 million, with a weighted average fee of 4.71%. Fee income is based on the size of the loan and ranges from 1% to 5% of the originated loan balance for loans greater than $500,000. For loans less than $500,000, the fee is calculated as 50% of the originated loan balance or $2,500, whichever is less. Financial Highlights ($ in 000) Round 1 Round 2 Total Loan balance net of fees $ 1,747,239 $ 1,022,667 $ 2,769,906 Origination fees $ 117,208 $ 50,478 $ 167,686 Origination costs 7,100 553 7,653 Total net fee income $ 110,108 $ 49,925 $ 160,033 Net fee income earned to date $ 91,138 $ 2,179 $ 93,317 Interest income earned to date 26,554 1,169 27,723 Interest and fee income earned to date $ 117,692 $ 3,348 $ 121,040 * March 31, 2021 Number of Applications % Loan Amount % Received by FCB 15,644 67.2% $ 2,222,139 69.2 % Submitted to SBA 15,367 66.0 2,099,988 65.4 Approved by SBA 11,657 50.0 1,458,983 45.4 Funds received 10,859 46.6 1,410,441 43.9 Round 1 Forgiveness Status ($ in 000) * Year-to-date interest and fee income on SBA-PPP loans totaled $30.9 million. Round 1 & 2 Highlights

® 12 ▪ Net interest margin decreased 22 bps from 3.02% to 2.80%. Core net interest margin decreased 14 bps from 2.76% to 2.62%. The largest impacts were lower yields on interest earning assets and increased debt volume, partially offset by increased PCD portfolio income. ▪ Yield on Non-PCD loans and leases decreased 20 bps from 4.04% to 3.84% primarily due to lower yields on commercial and business loans (-7 bps), residential (-7 bps), equity lines (-4 bps), leases (-2 bps), and the remaining loan categories (-4 bps), partially offset by yields on acquired* loans and leases (+19 bps). ▪ Yield on investments increased 1 bps from 1.26% to 1.27%. ▪ Yield on interest earning assets decreased 24 bp from 3.17% to 2.93%. ▪ Rate on interest bearing liabilities decreased (4) bps from 0.27% to 0.23% primarily due to deposits from acquired* banks (+6 bps) and borrowings (+4 bps), partially offset by time deposit rate decreases (-5 bps) and money market rate decreases (-1 bps). Nonperforming Assets & Ratio (1) Provision for Credit Losses $ in th ou sa nd s $7,506 $7,361 $2,556 $5,025 $2,689 0.10% 0.10% 0.03% 0.07% 0.04% NCO $ NCO Ratio 1Q20 2Q20 3Q20 4Q20 1Q21 $0 $2,500 $5,000 $7,500 $10,000 0.00% 0.05% 0.10% 0.15% 0.20% 0.25% Net Charge-Offs (NCO) & Ratio (1) $ in th ou sa nd s $230,278 $251,641 $239,243 $242,373 $243,046 0.79% 0.86% 0.80% 0.80% 0.80% Nonperforming $ Nonperforming Ratio 1Q20 2Q20 3Q20 4Q20 1Q21 $0 $100,000 $200,000 $300,000 $400,000 0.00% 0.50% 1.00% 1.50% 2.00% Quarterly Credit Quality Trends $ in th ou sa nd s $209,259 $222,450 $223,936 $224,314 $210,651 $182,343 $195,522 $198,809 $200,327 $187,716 $26,916 $26,928 $25,127 $23,987 $22,935 0.72% 0.76% 0.75% 0.74% 0.69% Non-PCD ACL PCD ACL Allowance Ratio 1Q20 2Q20 3Q20 4Q20 1Q21 $125,000 $150,000 $175,000 $200,000 $225,000 $250,000 0.00% 1.00% 2.00% 3.00% Allowance & Allowance Ratio (1) ▪ Quarterly net charge-offs remain low and decreased from the previous quarter. ▪ Provision for 1Q21 was favorably impacted by improving macroeconomic outlooks and continued low net charge-offs. ▪ Nonperforming assets remain stable. $28,355 $20,552 $4,042 $5,403 $(10,974)Provision Expense/(Credit) (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. (1) Net charge-off, allowance, and nonperforming asset ratios exclude SBA-PPP loans. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. $ in th ou sa nd s $28,355 $20,552 $4,042 $5,403 $(10,974) Provision for Credit Losses 1Q20 2Q20 3Q20 4Q20 1Q21 $(10,000) $0 $10,000 $20,000 $30,000

® $ in thousands Non-PCD PCD Total ACL as of December 31, 2020 $ 200,327 $ 23,987 $ 224,314 Charge-offs (7,800) (763) (8,563) Recoveries 4,615 1,259 5,874 Net (charge-offs) recoveries $ (3,185) $ 496 $ (2,689) Provision for credit losses (9,426) (1,548) (10,974) ACL as of March 31, 2021 $ 187,716 $ 22,935 $ 210,651 13 Highlights (1) Ratios exclude SBA-PPP loans. For a reconciliation of this measure to the most directly comparable GAAP measure, please see appendix. Allowance for Credit Losses (ACL) 1Q20 2Q20 3Q20 4Q20 1Q21 ACL to Non-PCD Loans 0.64% 0.68% 0.68% 0.67% 0.63 % ACL to PCD Loans 4.80 5.07 5.07 5.18 5.30 Allowance for credit loss (ACL) ratio 0.72% 0.76% 0.75% 0.74% 0.69 % Net charge-off (NCO) ratio 0.10% 0.10% 0.03% 0.07% 0.04 % Coverage ratio (ACL ratio / NCO ratio) 7.20 7.60 25.00 10.57 17.25 Allowance Rollforward 4Q20 1Q21 2Q21 3Q21 4Q21 GDP (Real GDP) 18,721 18,886 19,044 19,198 19,361 GDP (Change % Y/Y) -2.77% -0.65% 10.06% 3.31% 3.42 % Unemployment 7.01% 7.24% 6.58% 6.64% 6.16 % Credit Quality Ratios (1) ▪ Portfolio remains stable with strong credit quality. ▪ Net charge-offs are near historic lows at 4 bps, down 3 bps from 4Q20 and 6 bps from 1Q20. ▪ Provision credit of $11.0 million in 1Q21 was driven primarily by a $13.7 million reserve release due to improvements in macroeconomic factors.

® Deposits Deposit Composition ($ in millions) Highlights Year to Date Annualized and Year over Year Growth Total Deposits 1Q21 vs. 4Q20: 36.4% Adjusted Deposits(1) 1Q21 vs. 4Q20: 32.9% Total Deposits 1Q21 vs. 1Q20: 33.9% Adjusted Deposits(1) 1Q21 vs. 1Q20: 30.2% 1Q21 vs. 4Q20 ▪ Deposits grew $3.9 billion, or by 36.4% on an annualized basis, primarily due to organic growth, SBA-PPP loan fundings, and stimulus checks. ▪ During 1Q21, we deposited approximately $1.1 billion for SBA-PPP loan fundings and $0.7 billion for stimulus checks into our customers accounts. ▪ Increase was driven by increases of $2.5 billion in demand deposits, $958 million in money market accounts, $372 million in savings accounts, and $228 million in checking with interest accounts, partially offset by a decrease in time deposits of $160 million. 1Q21 vs. 1Q20 ▪ Deposits grew $12.0 billion, or by 33.9%, primarily due to organic growth, SBA-PPP loan fundings, and stimulus checks. ▪ Since 1Q20, we have deposited approximately $4.3 billion and $1.5 billion in SBA-PPP loan fundings and stimulus checks into our customers accounts. ▪ Increase was driven by increases of $6.8 billion in demand deposits, $2.6 billion in checking with interest accounts, $2.4 billion in money market accounts, and $1.0 billion in savings accounts, partially offset by a decrease in time deposits of $891 million. 14 $35,347 $41,479 $42,251 $43,432 $47,331 $13,689 $18,149 $18,235 $18,014 $20,515 $8,204 $9,056 $9,356 $10,592 $10,820 $9,834 $10,997 $11,520 $11,937 $13,267 $3,620 $3,277 $3,140 $2,889 $2,729 Demand deposits Checking with interest Money market & savings Time deposits 1Q20 2Q20 3Q20 4Q20 1Q21 $0 $10,000 $20,000 $30,000 $40,000 $50,000 5.8% 28.0% 22.9% 43.3% 6.6% 27.5% 24.4% 41.5% 7.4% 27.3% 22.1% 43.2% 7.9% 26.5% 21.8% 43.8% Year to Date Annualized and Year over Year Growth Total Deposits 1Q21 vs. 1Q20: 36.4% Adjusted Deposits(1) 1Q21 vs. 1Q20: 32.9% Total Deposits 1Q21 vs. 1Q20: 33.9% Adjusted Deposits(1) 1Q21 vs. 1Q20: 30.2% 1Q21 vs. 1Q20 ▪ Increase of $3.9 billion, or by 36.4% on an annualized basis, driven by a $2.5 billion or 56.3% annualized increase in demand deposits. ▪ Excluding the net impact of estimated SBA-PPP deposits totaling $0.4 billion, deposits acquired from Gwinnett of , and deposits sold as part of the Entegra branch divestiture of , total deposits grew by $3.5 billion, or by 32.9% on an annualized basis. Quarter to Date Annualized and Year over Year Growth Total Deposits 1Q21 vs. 4Q20: 35.7% Total Deposits 1Q21 vs. 1Q20: 33.9% Adjusted Deposits(1) 1Q21 vs. 1Q20: 30.2% 1Q21 vs. 4Q20 ▪ Increase of $3.9 billion, or by 35.7% on an annualized basis, driven primarily by a $0.2 billion increase in checking with interest accounts. 10.3% 27.8% 23.2% 38.7% Deposit category totals might not foot due to rounding. (1) Adjusted for SBA-PPP. (2) Acquired banks include Gwinnett. 10.2% 27.9% 23.2% 38.7% for mar20 ▪ Increase of $3,899 million, or by 36.4% on an annualized basis, driven primarily by a $228 million increase in checking with interest accounts and a $958 million increase in money market accounts.

® Highlights 15 Funding Mix Change vs. 1Q21 4Q20 3Q20 2Q20 1Q20 4Q20 1Q20 Total deposits $ 47,331 96.1% $ 43,432 95.8% $ 42,251 95.6% $ 41,479 95.4% $ 35,347 94.8% $ 3,899 $ 11,984 Securities sold under customer repurchase agreements 681 1.4 641 1.4 694 1.6 740 1.7 540 1.4 40 141 FHLB advances 649 1.3 655 1.5 655 1.5 658 1.5 793 2.1 (6) (144) Subordinated debt 497 1.0 505 1.1 504 1.1 504 1.2 504 1.4 (8) (7) Unsecured borrowings 84 0.2 88 0.2 93 0.2 97 0.2 105 0.3 (4) (21) Total deposits and borrowed funds $ 49,242 100.0% $ 45,321 100.0% $ 44,197 100.0% $ 43,478 100.0% $ 37,289 100.0% $ 3,921 $ 11,953 Unsecured borrowings Subordinated debt FHLB advances Securities sold under customer repurchase agreements Total deposits 94.8% 95.4% 95.6% 95.8% 96.1% 1.4% 1.7% 1.6% 1.4% 1.4% 2.1% 1.5% 1.5% 1.5% 1.3% 1.4% 1.2% 1.1% 1.1% 0.9% 0.3% 0.2% 0.2% 0.2% 0.2% QTD 1Q20 QTD 2Q20 QTD 3Q20 QTD 4Q20 YTD Feb21 0.28% 0.18% 0.13% 0.10% 0.08% 0.45% 0.32% 0.23% 0.18% 0.14% 0.54% 0.42% 0.32% 0.27% 0.23% Cost of Deposits Cost of Interest-Bearing Deposits Cost of Interest-Bearing Liabilities 1Q20 2Q20 3Q20 4Q20 1Q21 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% $44,197$37,289 $43,478 $49,242 1Q21 vs. 4Q20 ▪ No noteworthy changes in funding mix or cost of interest bearing liabilities. 1Q21 vs. 1Q20 ▪ No noteworthy changes in funding mix. ▪ Cost of interest bearing liabilities decreased 31 bps driven by maturing time deposits and a reduction in money market rates. ▪ Total cost of deposits decreased 20 bps due to the decline in cost of interest bearing deposits, as well as strong organic growth in demand deposits. Summary ($ in millions) Cost of interest bearing liabilities Cost of interest bearing deposits Cost of deposits Change vs. ($ in millions) 1Q21 4Q20 1Q20 4Q20 1Q20 Total deposits $ 47,331 96.1% $ 43,431.609 95.8% $ 35,347 94.8% $ 3,899 $ 11,984 Securities sold under customer repurchase agreements 681 1.4 641.487 1.4 540 1.4 40 141 FHLB advances 649 1.3 655.175 1.5 793 2.1 (6) (144) Subordinated debt 497 1.0 504.518 1.1 504 1.4 (8) (7) Unsecured borrowings 84 0.2 88.47 0.2 105 0.3 (4) (21) Total borrowed funds and deposits $ 49,242 100.0% $ 45,321.259 100.0% $ 37,289 100.0% $ 3,921 $ 11,953 for intra quarter months: 1Q21 vs. 4Q20 ▪ Deposits represented 96.1% of our funding mix, down from 95.8%, primarily due to the issuance of subordinated debt in 1Q20. ▪ Cost of interest bearing liabilities decreased 4 bps from 4Q20 to 1Q21 driven by: • Decrease in the cost of interest bearing deposits of 4 bps. Total cost of deposits decreased 2 bps. • Decrease in the cost of interest bearing deposits was primarily due to the maturity of higher-rate time deposits and a reduction in money market rates. $45,321 Cost of Funds

® Capital Ratios • Capital levels remain strong and in excess of the capital conservation buffer. • Year-to-date net income before preferred dividends of $147.3 million contributed to a 44 bps increase in the total risk-based capital ratio. • Tangible book value continues to grow supported by strong core earnings. Risk-Based Capital Tier 1 Total Tier 1 CET1 Leverage December 31, 2020 13.81% 11.63% 10.61% 7.86 % Net income 0.44 0.44 0.44 0.30 Change in RWA or AA (2) (0.04) (0.03) (0.03) (0.31) Common dividends (0.01) (0.01) (0.01) (0.01) Preferred dividends (0.01) (0.01) (0.01) (0.01) Other (0.04) 0.01 0.01 0.01 March 31, 2021 14.15% 12.03% 11.01% 7.84 % Change since Q4 2020 0.34% 0.40% 0.40% (0.02) % 16 Highlights (1) Capital amounts and ratios for 1Q21 are preliminary. (2) RWA: risk-weighted assets. AA: average assets. RWA impacts total, tier 1, and CET1 risk-based capital ratios. AA impacts tier 1 leverage ratio. 10.36% 10.32% 10.43% 10.61% 11.01% 13.65% 13.63% 13.70% 13.81% 14.15% 11.43% 11.38% 11.48% 11.63% 12.03% CET1 Tier 1 Total 1Q20 2Q20 3Q20 4Q20 1Q21 0.00% 5.00% 10.00% 15.00% Trending Risk-Based Capital Ratios Capital Ratio Rollforward (1) $351.90 $367.57 $380.43 $396.21 $405.59 $313.72 $328.44 $341.21 $357.35 $367.07 BVPS TBVPS 1Q20 2Q20 3Q20 4Q20 1Q21 $275 $300 $325 $350 $375 $400 $425 Book Value and Tangible Book Value Per Share

® ▪ Loan and deposit growth rates are expected to be in the low to mid single digits for the remainder of 2021. ▪ The outlook for the merchant and wealth management lines of business remain positive due to improving macroeconomic conditions. ▪ Mortgage production will remain strong, but we expect originations to moderate as higher mortgage rates slow refinance activity. ▪ Service charges on deposits are expected to remain below pre-pandemic levels due to elevated deposit balances. Net interest income and margin 17 Highlights Looking Ahead - Outlook for Remainder of 2021 Commentary Noninterest income Provision and Asset Quality Noninterest expense & Income taxes Loans and Deposits ▪ Net interest margin will remain a headwind primarily due to lower earning asset yield driven by excess liquidity on the balance sheet. ▪ We expect nominal improvements in the yield on new and maturing loans due to increases in intermediate to long-term interest rates. ▪ Deposits are expected to continue to provide low cost funding, but deposit rates are near their bottom. ▪ Net interest income will continue to be impacted positively by SBA-PPP loans. ▪ Net charge-off ratio is projected to remain low but may increase slightly as the impact of economic stimulus subsides. ▪ Additional reserve releases are possible if credit quality trends remain stable and the economic recovery continues. ▪ Noninterest expense, excluding merger-related expenses, is expected to remain stable as we remain focused on operational efficiency. ▪ Income taxes are projected to remain stable.

Appendix

® Quarter-to-Date INCOME STATEMENT DATA March 31, December 31, September 30, June 30, March 31, In thousands 2021 2020 2020 2020 2020 Pre-Provision Net Revenue Income before income taxes $ 191,349 $ 174,705 $ 178,527 $ 190,565 $ 74,085 Provision for credit losses (10,974) 5,403 4,042 20,552 28,355 Pre-provision net revenue $ 180,375 $ 180,108 $ 182,569 $ 211,117 $ 102,440 Other Income (non-core) Securities gains (losses) $ 9,207 $ 5,281 $ 21,425 $ 13,752 $ 19,795 Fair value adjustments on equity securities 16,011 18,934 (2,701) 64,570 (51,408) Gain (loss) on extinguishment of debt (17) — — — — Other income (non-core) $ 25,201 $ 24,215 $ 18,724 $ 78,322 $ (31,613) Other Expenses (non-core) Merger-related expense $ 6,819 $ 5,342 $ 3,507 $ 4,369 $ 4,232 Amortization of core deposit and other intangible assets 3,328 3,540 3,752 3,956 4,143 Other expenses (non-core) $ 10,147 $ 8,882 $ 7,259 $ 8,325 $ 8,375 Reconciliation of GAAP to Non-GAAP Measures 19

® Quarter-to-Date INCOME STATEMENT DATA March 31, December 31, September 30, June 30, March 31, In thousands 2021 2020 2020 2020 2020 Adjusted Noninterest Income Total noninterest income $ 136,649 $ 126,765 $ 120,572 $ 165,402 $ 64,011 Less: Securities gains (losses) 9,207 5,281 21,425 13,752 19,795 Less: Fair value adjustments on equity securities 16,011 18,934 (2,701) 64,570 (51,408) Less: Gain (loss) on extinguishment of debt (17) — — — — Adjusted noninterest income $ 111,448 $ 102,550 $ 101,848 $ 87,080 $ 95,624 Adjusted Noninterest Expense Total noninterest expense $ 295,926 $ 305,373 $ 291,662 $ 291,679 $ 299,971 Less: Merger-related expense 6,819 5,342 3,507 4,369 4,232 Less: Amortization of core deposit and other intangible assets 3,328 3,540 3,752 3,956 4,143 Adjusted noninterest expense $ 285,779 $ 296,491 $ 284,403 $ 283,354 $ 291,596 Efficiency Ratio Adjusted noninterest expense (numerator) $ 285,779 $ 296,491 $ 284,403 $ 283,354 $ 291,596 Net interest income 339,652 358,716 353,659 337,394 338,400 Adjusted noninterest income 111,448 102,550 101,848 87,080 95,624 Net revenue (denominator) $ 451,100 $ 461,266 $ 455,507 $ 424,474 $ 434,024 Efficiency ratio 63.35% 64.28% 62.44% 66.75% 67.18 % Reconciliation of GAAP to Non-GAAP Measures 20

® BALANCE SHEET DATA March 31, December 31, September 30, June 30, March 31, In millions 2021 2020 2020 2020 2020 SBA-PPP Impact on Loans and Deposits Total loans $ 33,181 $ 32,792 $ 32,845 $ 32,418 $ 29,241 SBA-PPP loans 2,770 2,406 3,113 3,084 — Loans excluding SBA-PPP $ 30,411 $ 30,386 $ 29,732 $ 29,334 $ 29,241 Average loans $ 32,970 $ 32,854 $ 32,578 $ 31,539 $ 29,032 Average SBA-PPP loans 2,645 2,842 3,097 1,916 — Average loans excluding SBA-PPP $ 30,325 $ 30,012 $ 29,481 $ 29,623 $ 29,032 Allowance for Credit Loss Ratios Allowance Ratio Total allowance for credit losses $ 211 $ 224 $ 224 $ 222 $ 209 Total loan balance excluding SBA-PPP 30,411 30,386 29,732 29,334 29,241 Allowance ratio excluding SBA-PPP 0.69% 0.74% 0.75% 0.76% 0.72 % Non-PCD allowance for credit losses $ 188 $ 200 $ 199 $ 196 $ 182 Non-PCD loan balance excluding SBA-PPP 29,978 29,923 29,236 28,804 28,681 Non-PCD allowance ratio excluding SBA-PPP 0.63% 0.67% 0.68% 0.68% 0.64 % Nonperforming Assets Ratio Nonperforming assets $ 243 $ 242 $ 239 $ 252 $ 230 Loan balance excluding SBA-PPP 30,411 30,386 29,732 29,334 29,241 Other real estate owned (OREO) 49 50 53 54 56 Loan balance excluding SBA-PPP & OREO (denominator) 30,459 30,436 29,785 29,388 29,297 Non-Performing Assets Ratio excluding SBA-PPP 0.80% 0.80% 0.80% 0.86% 0.79 % Net Charge-Off Ratio Net charge-offs $ 3 $ 5 $ 3 $ 7 $ 8 Average loan balance excluding SBA-PPP 30,325 30,012 29,481 29,623 29,032 Net charge-off ratio excluding SBA-PPP 0.04% 0.07% 0.03% 0.10% 0.10 % Reconciliation of GAAP to Non-GAAP Measures 21

® BALANCE SHEET DATA March 31, December 31, September 30, June 30, March 31, In millions 2021 2020 2020 2020 2020 Tangible Assets Total assets $ 53,909 $ 49,958 $ 48,667 $ 47,866 $ 41,594 Goodwill (350) (350) (350) (350) (350) Core deposit and other intangible assets (28) (31) (35) (38) (42) Total tangible assets $ 53,531 $ 49,577 $ 48,282 $ 47,478 $ 41,202 Common Equity and Tangible Common Equity Shareholders' equity $ 4,322 $ 4,229 $ 4,074 $ 3,991 $ 3,958 Preferred stock (340) (340) (340) (340) (340) Common equity 3,982 3,889 3,734 3,651 3,618 Goodwill (350) (350) (350) (350) (350) Core deposit and other intangible assets (28) (31) (35) (38) (42) Total tangible common equity $ 3,604 $ 3,508 $ 3,349 $ 3,263 $ 3,226 Reconciliation of GAAP to Non-GAAP Measures 22

® PER SHARE DATA March 31, December 31, September 30, June 30, March 31, In Thousands 2021 2020 2020 2020 2020 Book Value Per Share Total shareholders' equity $ 4,321,400 4,229,268 4,074,415 3,991,444 3,957,520 Preferred stock (339,937) (339,937) (339,937) (339,937) (339,958) Total common equity $ 3,981,463 3,889,331 3,734,478 3,651,507 3,617,562 Shares outstanding 9,816 9,816 9,816 9,934 10,280 Book value per share $ 405.59 396.21 380.43 367.57 351.90 Tangible Book Value Per Share Total shareholders' equity $ 4,321,400 4,229,268 4,074,415 3,991,444 3,957,520 Preferred stock (339,937) (339,937) (339,937) (339,937) (339,958) Goodwill (350,298) (350,298) (350,298) (350,298) (350,084) CDI and other intangibles (27,819) (31,147) (34,687) (38,439) (42,395) Tangible equity $ 3,603,346 3,507,886 3,349,493 3,262,770 3,225,083 Shares outstanding 9,816 9,816 9,816 9,934 10,280 Tangible book value per share $ 367.07 357.35 341.21 328.44 313.72 Reconciliation of GAAP to Non-GAAP Measures 23